                                                                    EXHIBIT 99.2
                                                                    ------------

                       SECURITIES SUBSCRIPTION AGREEMENT

     This Securities Subscription Agreement (the "Agreement"), dated as of December 10, 1996, is entered into by and between OXIS International, Inc., a Delaware corporation (the "Issuer"), and ____________________ (the "Purchaser").

     The parties hereto agree as follows:

     1.  PURCHASE AND SALE OF INITIAL SHARES AND PREFERRED SHARES. Upon the
         --------------------------------------------------------
basis of the representations and warranties, and subject to the terms and conditions set forth in this Agreement, the Issuer covenants and agrees to sell to the Purchaser on the Closing Date (as hereinafter defined) (I) __________________________(_____) shares (the "Initial Shares") of the Issuer's common stock (the "Common Stock"), and (II) _______________ (_____) shares (the "Preferred Shares") of its Series E Preferred Stock (the "Preferred Stock"), each such Preferred Share convertible in accordance with the terms and conditions of the Issuer's Certificate of Designation for the Preferred Stock (the "Certificate of Designation") at any time on or after 120 days following the Closing Date (as defined below), or such earlier date as provided for in the Certificate of Designation, (any such date of conversion, the "Conversion Date") into shares (the "Conversion Shares" and together with the Initial Shares and the Preferred Shares, the "Shares") of the Common Stock at a purchase price of $_________ (the "Purchase Price").

     2.  CLOSING.  The closing of the purchase and sale of the Initial Shares
         -------
and the Preferred Shares pursuant to Section 1 hereof shall take place on December, 10, 1996, at the offices of Morse, Zelnick, Rose & Lander, LLP, 450 Park Avenue, Suite 902, New York, NY 10502, or at such other date, time and place as the Purchaser and the Issuer may agree upon in writing (such time and date for the closing, the "Closing Date"). The legended certificates representing the Initial Shares and the Preferred Shares to be purchased by the Purchaser shall be delivered by, or on behalf of, the Issuer, at the closing against payment of the Purchase Price therefor in immediately available funds by, or on behalf of, the Purchaser to the attorney trust account of Morse, Zelnick, Rose & Lander, LLP, (the "Escrow Agent") ( Chase Manhattan Bank, Account No. 9670866390, ABA Routing Number 021000021). The Escrow Agent shall receive from the Purchaser and the Issuer written instructions of the Purchaser and the Issuer in substantially the form of Exhibit A hereto (the "Closing Instructions"), instructing the Escrow Agent with respect the closing and settlement procedures. Commencing on the second business day after delivery to the Escrow Agent of the Purchase Price, the Purchaser, if the Issuer is not ready, willing and able to consummate the transaction in accordance with the terms of the Closing Instructions, may terminate the proposed transaction by notice to the Issuer and the Escrow Agent, whereupon the Escrow Agent shall redeliver the Purchase Price to the Purchaser as soon as practicable in accordance with the written instructions of the Purchaser.

     3.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser
          -----------------------------------------------
understands, and represents and warrants to the Issuer, that:

          (a) The Initial Shares and the Preferred Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities law, and accordingly, none of the Shares may be offered, sold, transferred, pledged, hypothecated or otherwise disposed of ("Transferred") unless registered pursuant to, or in a transaction exempt from registration under the Securities Act and any other applicable securities law.

          (b) The Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act (an "Accredited Investor") that is acquiring the Shares for its own account. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares. The Purchaser is aware that it may be required to bear the economic risk of an investment in the Shares for an indefinite period, and it is able to bear such risk for an indefinite period. The Purchaser has received copies of all of the filings (the "Issuer's Filings") made by the Issuer during 1996 pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and has been given access to sufficient information to make an informed investment decision concerning the Shares.

          (c) The Purchaser is acquiring the Shares for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. The Purchaser agrees to offer, sell or otherwise transfer the Shares only pursuant to a registration under the Securities Act and any other applicable securities law, or an exemption therefrom.

          (d) The Purchaser acknowledges that the Issuer and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and further agrees that if any of the acknowledgments, representations and agreements deemed to have been made by the Purchaser by its acquisition of the Shares are no longer accurate, it shall promptly notify the Issuer.

     4.   REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer represents
          --------------------------------------------
and warrants to, and agrees with, each Purchaser that except as set forth on the Schedule of Exceptions annexed hereto:

          (a) The Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (b) This Agreement has been duly authorized, executed and delivered by the Issuer and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally or to general principles of equity; and the Issuer has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

          (c) No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Issuer or any of its affiliates is required for execution of this Agreement, including, without limitation, the issuance and sale of the Shares or the performance of its obligations hereunder.

          (d) Neither the sale of the Shares pursuant to, nor the performance of its obligations under, this Agreement by the Issuer will:

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               (i)  violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation, charter or by-laws of the Issuer or any of its affiliates, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Issuer or any of its affiliates of any court, governmental agency or body, or arbitrator having jurisdiction over the Issuer or any of its affiliates or over the properties or assets of the Issuer or any of its affiliates, (C) the terms of any bond, debenture, note or other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Issuer or any of its affiliates is a party, by which the Issuer or any of its affiliates is bound, or to which any of the properties of the Issuer or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Issuer or any of its affiliates is a party; or

               (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Shares or any of the assets of the Issuer or any of its affiliates.

          (e) The Shares (i) are, or will be upon issuance, free and clear of any security interests, liens, claims or other encumbrances; (ii) have been duly and validly authorized and will be duly and validly issued, fully paid and nonassessable; (iii) will not have been individually and collectively, issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Issuer; and (iv) will not subject the holders thereof to personal liability by reason of being such holders.

          (f) There is no pending or, to the best knowledge of the Issuer, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Issuer or any of its affiliates that would materially affect the results of operations of the Issuer or the execution by the Issuer of, or the performance by the Issuer of its obligations under, this Agreement.

          (g) The Issuer, and, to the best knowledge of the Issuer, any other person selling or offering to sell the Shares in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the Shares which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, taking all of such statements, the Issuer's Filings and this Agreement as a whole.

          (h) The Issuer is not in possession of any material non-public information that, if publicly disclosed, would, or could reasonably be expected to have, an effect on the price of the Shares.

          (i) Assuming the accuracy of Purchaser's representations and warranties set forth herein, the sale of the Shares pursuant to this Agreement has been made in accordance with the provisions and requirements of Regulation D under the Securities Act ("Regulation D") and any applicable state law.

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

          (j) None of the Issuer, any affiliate of the Issuer, or, to the knowledge of the Issuer, any person acting on behalf of the Issuer or any such affiliate has engaged, or will engage, in any general solicitation or general advertising with respect to the Shares.

          (k) The Issuer has timely made all filings required under the Securities Exchange Act during the twelve month period preceding the date hereof and is eligible to use Form S-3 to register the Initial Shares and the Conversion Shares under the Securities Act.

     5.  COVENANTS OF THE ISSUER.  The Issuer covenants and agrees with the
         -----------------------
Purchaser to:

          (a) Comply with all requirements of Regulation D with respect to the Shares, including without limitation, filing a Form D; and

          (b) Notify the Purchaser promptly if at any time during the period beginning on the date of this Agreement and ending on the final Conversion Date
(i) any event shall have occurred as a result of which any written communication made by the Issuer, or to the best knowledge of the Issuer, any person representing the Issuer, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) there is any public disclosure of material information regarding the Issuer or its financial condition or results of operation.

          (c) Timely make all filings required pursuant to the Securities Exchange Act in order to preserve the Issuer's eligibility to register the Initial Shares and the Conversion Shares on Form S-3.

     6.  CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS. The obligations of
         ---------------------------------------------------
the Purchaser hereunder are subject to the performance by the Issuer of its obligations hereunder and to the satisfaction of the following additional conditions precedent:

          (a) The representations and warranties made by the Issuer in this Agreement shall, unless waived by the Purchaser, be true and correct as of the date hereof and at the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date.

          (b) The Issuer and the Purchaser shall have entered into a Registration Rights Agreement substantially in the form of Exhibit B hereto;

          (c) The Issuer will provide an opinion of counsel confirming in substance the representations and warranties set out in paragraphs (a), (b),
(c), (d), (e) and (k) of Section 4 hereof in substantially the form of Exhibit C hereto;

          (d) None of the following shall have occurred: (i) any general suspension of, or limitation on prices for, quotes for the Common Stock on the NASDAQ, (ii) a declaration of a banking moratorium or any suspension of payments in respect to banks in the United States, (iii) a commencement of a war, armed hostilities or other international or national calamity directly or indirectly involving the United States, (iv) any limitation by federal or state authorities on the extension of credit by lending institutions which materially and adversely affects the Purchaser, (v)

                                      -4-
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in the case of the foregoing existing at the date of this Agreement, a material acceleration or worsening thereof, or (vi) at any time up to and including the day before the Closing Date, the Common Stock shall trade on the NASDAQ at a price below $_____ per share, upon notification to the Issuer by the Purchaser.


     7.   CONDITIONS PRECEDENT TO THE ISSUER'S OBLIGATIONS.  The obligations of
          ------------------------------------------------
the Issuer hereunder are subject to the performance by the Purchaser of its obligations hereunder and to the satisfaction of the condition precedent that the representations and warranties made by the Purchaser in this Agreement shall, unless waived by the Issuer, be true and correct as of the date hereof and at the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date.

     8.   TRANSFER OF SHARES.
          -------------------

          (a)  SECURITIES ACT LEGEND.  Each certificate evidencing the Shares
               ---------------------
shall (unless otherwise permitted by this Agreement) be stamped or imprinted with a legend substantially as follows:

          "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state; and may not be sold, assigned, transferred, pledged or otherwise disposed of except in compliance with, or pursuant to an exemption from, the requirements of such Act or such laws."

          (b)  SECURITIES ACT COMPLIANCE.  Each holder (a "Holder") of a
               -------------------------
certificate evidencing Shares which bears the restrictive legend set forth in
Section 8(a) above (the "Restricted Shares"), and who proposes to Transfer (as defined in Section 3(a) of this Agreement) any Restricted Shares, shall give written notice to the Issuer of such Holder's intention to effect such Transfer. Each such notice shall describe the manner and circumstances of the proposed sale or other disposition in sufficient detail and may be accompanied by an opinion of legal counsel to the Holder. Promptly upon receipt of such notice, the Issuer shall present a copy thereof (together with any accompanying opinion of legal counsel to the Holder) to its legal counsel, and the following provisions shall apply:

               (i) If, in the opinion of legal counsel to such Holder, satisfactory in form and substance to the Issuer and its legal counsel, or if such notice was not accompanied by an opinion of legal counsel to the Holder, then, if, in the opinion of legal counsel to the Issuer, the proposed sale or other disposition may be effected without registering the Restricted Shares involved under the Securities Act or under state securities laws, such Holder shall be entitled to Transfer such Restricted Shares in accordance with the terms of the notice delivered to the Issuer. The Issuer will advise the Holder, within three (3) business days after submission of such notice, whether such Holder is entitled to so Transfer the Restricted Shares. If the Holder is entitled to so Transfer, he shall submit the stock certificate or certificates evidencing the Restricted Shares to be Transferred to the Issuer in proper form for Transfer and accompanied by appropriate instruments of Transfer. Restricted Shares thus Transferred (and each of the certificates evidencing any untransferred balance of the Shares not so transferred) shall bear the restrictive legend set forth in Section 8(a), unless, in the opinion of both such legal counsel (or legal counsel to the Issuer if the Holder did nor present an opinion of its legal counsel), such legend is not required by the applicable provisions of the Securities Act or state securities laws; and

          (ii) If in the reasonable opinion of either of such legal counsel (or legal counsel to the Issuer if the Holder did not present an opinion of its legal counsel) the proposed Transfer cannot be effected without registering the Shares involved under the Securities Act or state securities laws, such Holder shall not offer to Transfer or Transfer such stricted Shares unless and until such Restricted Shares have been registered under the Securities Act or state securities laws for such purpose or an exemption from such registration becomes available pursuant to Section 8(b)(i) above.

     9.  FEES AND EXPENSES.  The Purchaser and the Issuer agrees to pay its own
         -----------------
expenses incident to the performance of its obligations hereunder, including, but not limited to, the fees, expenses and disbursements of such party's counsel.

     10.  INDEMNIFICATION.
          ----------------

          (a) The Issuer agrees to indemnify the Purchaser and its officers, directors, employees, agents and affiliates in respect of, and hold each of them harmless from and against, any and all damages, fines, fees, penalties, deficiencies, losses and expenses (including without limitation interest, court costs, fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment) ("Losses") suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Issuer contained in this Agreement, as such expenses are incurred, unless such Loss results primarily from such Purchaser's gross negligence, recklessness or bad faith in performing the obligations which are the subject of this Agreement.

          (b) The Purchaser agrees to indemnify the Issuer and its officers, directors, employees, agents and affiliates in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of such Purchaser contained in this Agreement, as such expenses are incurred, unless such Loss results primarily from the Issuer's gross negligence, recklessness or bad faith in performing the obligations which are the subject of this Agreement.

     11.  METHOD OF ASSERTING INDEMNIFICATION CLAIMS. All claims for
          ------------------------------------------
indemnification by any Indemnified Party (as defined below) under Section 10 will be asserted and resolved as follows:

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

          (a) In the event any claim or demand in respect of which any person claiming indemnification under any provision of Section 10 (an "Indemnified Party") might seek indemnity under Section 10 is asserted against or sought to be collected from such Indemnified Party by a person other than the Issuer, the Purchaser or any affiliate of the Issuer or the Purchaser (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of Section 10 against any person (the "Indemnified Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party will not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been substantially prejudiced by such failure of the Indemnified Party. The Indemnifying Party will notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by an Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability to the Indemnified Party under
Section 10 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

               (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this
     Section 11(a), then the Indemnifying Party will have the right to defend, with counsel reasonably satisfactory to the Indemnifying Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damage, as to which the Indemnified Party will not be indemnified in full pursuant to Section 10). The Indemnifying Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party my participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i) and except as provided in the preceding sentence, the Indemnified Party will bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 10 with respect to such Third Partly Claim.

               (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 11(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party will bear its own costs and expenses with respect to such participation.

          (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability to the Indemnified Party with respect to the Third Party Claim under Section 10 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability to the Indemnified Party with respect to such Third Party Claim, the Loss in the amount specified in the Claim Notice will be conclusively deemed a liability of the Indemnifying Party under Section 10 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within ten (10) business days (the "Resolution Period"), such dispute shall be resolved by arbitration in accordance with paragraph (c) of this Section 11.

          (b)  In the event any Indemnified Party should have a claim under
Section 10 against any Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 10 specifying the nature of and basis for such claim, together with the amount or, if not reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that an Indemnifying Party demonstrates that it has been substantially prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim described in such Indemnity Notice, the Loss in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 10 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with paragraph (c) of this Section 11.

          (c) Any dispute submitted to arbitration pursuant to this Section 11 shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter sometimes called the "Board of Arbitrations") selected as hereinafter provided. Each of the Indemnified Party and the Indemnifying Party shall select one (1) member and the third member shall be selected by mutual agreement of the other members, or if the other members fail to reach agreement on a third member within twenty (20) days after their selection, such third member shall thereafter be selected by the American Arbitration Association upon application made to it for such purpose by the Indemnified Party. The Board of Arbitration shall meet in New York, New York or such other place as a majority of the members of the Board of Arbitration determines more appropriate, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the Indemnifying Party is required to pay to the Indemnified Party in respect of a claim filed by the Indemnified Party. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow such rules and procedures as a majority of the members of the Board of Arbitration deems necessary or appropriate. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to the Indemnified Parry and the Indemnifying Party. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the Indemnified Party and the Indemnifying Party and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. Each party to any arbitration shall bear its own expense in relation thereto, including but not limited to such party's attorneys' fees, if any, and the expenses and fees of the Board of Arbitration shall be divided between the Indemnifying Party and the Indemnified Party in the same proportion as the portion of the related claim determined by the

Board of Arbitration to be payable to the Indemnified Party bears to the portion of such claim determined not to be so payable.

     12.  SURVIVAL OF THE REPRESENTATIONS, WARRANTIES, ETC. The respective
          -------------------------------------------------
agreements, representations, warranties, indemnities and other statements made by or on behalf of the Issuer and the Purchaser, respectively, pursuant to this Agreement, shall remain in full force and effect for a period of one year, regardless of any investigation made by or on behalf of the other party to This Agreement or any officer, director or employee of, or person controlling or under common control with, such party and will survive delivery of any payment for the Initial Shares and the Preferred Shares.

    13.  NOTICES.  All communications hereunder shall be in writing and shall be
         -------
sufficient in all respects if delivered, sent by registered mail, or by telecopy and confirmed to the Purchaser or Issuer at the respective address set forth below:

                 (i)  if to the Issuer:

                      OXIS International, Inc.
                      6040 N. Cutter Circle, Suite 317
                      Portland, Oregon 97217-3935
                      Attention: Chief Executive Officer
                      Telecopy: (503) 283-4058

                      with a copy to:

                      Richard Scudellari, Esq.
                      Jackson Tufts Cole & Black LLP
                      60 South Market Street
                      San Jose, CA 95113-4058
                      Telecopy: (408) 998-4889

                (ii)  if to the Purchaser:
                      _____________________
                      _____________________
                      _____________________
                      _____________________

     14.   MISCELLANEOUS.
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          (a)  This Agreement may be executed in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement. This Agreement may not be assigned by either party.

          (b) This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and, with respect to Section 10 and 11 hereof, the officers, directors and controlling persons thereof and each person under common control therewith, and no other person shall have any right or obligation hereunder.

          (c) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without giving effect to conflicts of laws principles).

          (d) The headings of the sections of this document have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

          (e) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

          (f) This Agreement, including the schedules and exhibits hereto, constitute the sole and entire agreement of the parties with respect to the subject matter hereof. All schedules and exhibits are hereby incorporated herein by reference.

     15.  ESCROW AGENT.  The Escrow Agent shall not be liable for any action
          ------------
taken or omitted by it in good faith and its liability hereunder shall be limited to liability for gross negligence, willful misconduct or bad faith on its part. The Issuer and the Purchaser agree to save harmless, indemnify and defend the Escrow agent for, from and against any loss, damage, liability, judgment, cost and expense whatsoever, by reason of, or on account of, any misrepresentation made to it or its status or activities as Escrow Agent under this Agreement except for any loss, damage, liability, judgment, cost or expense resulting from gross negligence, willful misconduct or bad faith on the part of the Escrow Agent.

     It is understood and further agreed that the Escrow Agent shall:

          (a) be under no duty to enforce payment of any subscription that is to be paid to and held by it hereunder;

          (b) promptly notify the Purchaser and the Issuer of any discrepancy between the amounts set forth on any statement delivered by a Purchaser and/or the Issuer and the sum or sums delivered to it therewith;

          (c) be under no duty to accept funds, checks, drafts or instruments for the payment of money from anyone other than the Issuer or the Purchaser, or to give any receipt therefor except to the Issuer or the Purchaser, with a copy in each case to the Issuer;

          (d) be protected in acting upon any notice, request, certificate, approval, consent or other paper reasonably believed by it to be genuine and to be signed by the proper party or parties;

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